UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2012

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 North Radnor-Chester Rd, Suite F-200	19087

(Address of Principal Executive Offices) (Zip Code)

(610) 977-2482

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events

On November 13, 2012, Universal Business Payment Solutions Acquisition Corporation (the “Company”) filed its Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission (the “Proxy Statement”). Annex N to the Proxy Statement was described as a comparison of the Company’s existing Restated Certificate of Incorporation against the proposed Amended and Restated Certificate of Incorporation; however, only an unmarked copy and not a marked copy of the Certificate of Incorporation was included. A marked version of Annex N showing the proposed changes to the Certificate of Incorporation of the Company is attached as Exhibit 99.1. Investors are encouraged to read Exhibit 99.1 in its entirety. The Company will include a marked version of Annex N in its mailing of the Proxy Statement to its stockholders.

Additional Information and Where to Find It

The Proxy Statement will be mailed to stockholders of UBPS. Investors and stockholders of UBPS are urged to read the Proxy Statement and other relevant documents because they will contain important information about the transactions. Copies of these documents may be obtained free of charge by making a request to UBPS in writing to UBPS, 150 North Radnor-Chester Road, Suite F-200, Radnor, PA 19087. In addition, the Proxy Statement may be obtained free of charge at the SEC’s website at www.sec.gov or by clicking on “SEC Filings” or on UBPS’s website at www.ubpsac.com.

Information Regarding Participants

UBPS and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from UBPS’s stockholders in respect of the transactions. Information concerning the ownership of UBPS’s securities by UBPS’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5. Information regarding UBPS’s directors, executive officers and other persons who may, under rules of the SEC, be considered participants in the solicitation of proxies in connection with the transaction, including their respective interests in the transaction by security holdings or otherwise, will be set forth in the definitive proxy statement concerning the transaction when it is filed with the SEC. Each of these documents is, or will be, available as described above.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Comparison of Existing Charter and Proposed Charter

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2012

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chairman and Chief Executive Officer

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